As filed with Securities and Exchange Commission on March 1, 1999

                                            1933 Act Registration No. 2-23727
                                           1940 Act Registration No. 811-1311


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [X]

                     Pre-Effective Amendment No.                   [ ]
                                                -----

                     Post-Effective Amendment No. 58               [X]

                                     and/or

                     REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940              [X]

                                Amendment No. 19

                       (Check appropriate box or boxes.)

                               MATHERS FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

        100 Corporate North
        Bannockburn, Illinois                                       60015
(Address of Principal Executive Officers)                         (Zip Code)

Registrant's Telephone Number, including Area Code (847) 295-7400

           Andrew H. Shaw, Sidley & Austin, One First National Plaza,
                            Chicago, Illinois  60603
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective
(check appropriate box)

          immediately upon filing pursuant to paragraph (b)
    -----
          on (date) pursuant to paragraph (b)
    -----
          60 days after filing pursuant to paragraph (a)
    -----
      x   on April 30, 1999 pursuant to paragraph (a) of rule 485
    -----

                       PRELIMINARY, SUBJECT TO COMPLETION
                               DATED MARCH 1, 1999
The information in this prospectus is not complete and may be changed. This prospectus is not an offer to sell these securities and the fund is not soliciting an offer to buy these securities in any state where the offer is not permitted.






Investment Adviser

    MATHERS AND COMPANY, INC.
    Bannockburn, Illinois

Custodian

    STATE STREET BANK AND TRUST COMPANY
    Boston, Massachusetts

Transfer Agent

    DST SYSTEMS, INC.
    Kansas City, Missouri

Counsel

    SIDLEY & AUSTIN
    Chicago, Illinois

Auditors

    ARTHUR ANDERSEN LLP
    Chicago, Illinois




                                     [Logo]

                                  MATHERS FUND


                                   PROSPECTUS
                                 APRIL 30, 1999





The investment objective of the Mathers Fund is capital appreciation over the long term. The Fund may pursue its objective by investing in equity securities and by engaging in certain investment strategies designed to capitalize on potential declines in the prices of equity securities. The Fund may increase or decrease its equity exposure using various hedging strategies and may also invest all or any portion of its assets in fixed income securities.


                               A PURE NO-LOAD FUND


* No Sales Charges                         * No 12b-1 Charges

* No Redemption Charges                    * No Reinvestment Charges



                                 ---------------

Mathers Fund shares, like all mutual funds securities, have not been approved or disapproved by the Securities and Exchange Commission, and the SEC has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


                                                                        Page(s)

Risk/Return Summary....................................................    3
    Investment Objective and Principal Strategies......................    3
    Principal Risks....................................................    3
    Other Risk Information.............................................  3-4
    Fees and Expenses..................................................    5
    Financial Highlights...............................................    6
Additional Investment Policies and Risks...............................  7-8
Management of the Fund.................................................  8-9
Determination of Net Asset Value.......................................    9
Purchase of Shares.....................................................    9
Automatic Investment Program...........................................    9
Retirement Plans.......................................................   10
How to Redeem Shares...................................................10-11
Systematic Withdrawal Plan.............................................   11
Dividend Reinvestment..................................................   11
Dividends, Distributions and Taxes.....................................11-12
Shareholder Meetings...................................................   12
Purchase Application................................................... 13-14
For More Information...............................................Back Cover


In this prospectus, "the fund" refers to Mathers Fund, Inc.

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

     The investment objective of the Mathers Fund is capital appreciation over the long term. The fund is flexibly managed and pursues its objective by using the following principal strategies:

- investing in equity securities, primarily common stocks, selected for their appreciation potential using fundamental analysis of value and growth data, and technical analysis;

- engaging, within prescribed limits, in short sales of equity securities, primarily common stocks, selected, for their potential to decline in price, using fundamental analysis of value and growth data, and technical analysis;

- investing all or a portion of its assets in fixed income securities, primarily U.S. Treasury securities, when the adviser believes the risk of owning common stocks is high; and

- varying its common stock exposure by hedging, primarily with the purchase or short sale of stock index futures contracts.

PRINCIPAL RISKS

     The fund is subject to the risks associated with investing in both equity and fixed income securities, as well as certain additional risks associated with stock index futures and options hedging and the higher risk investment strategy of short sales of equity securities.

EQUITY SECURITIES: To the extent that the fund's portfolio has significant equity exposure, long and/or short, the fund is subject to the risks inherent in the stock market, which include the following:

- unpredictable price volatility in individual stocks and various stock indices;

- changes in interest rates, inflation, corporate profits, currency exchange rates, and other economic factors;

-    individual company and/or industry developments;

-    national and international political events; and

- potential "Year 2000" financial market and economic disruptions.

     The adviser's stock selection process is not capitalization biased, so the fund may be long or short small, medium or large capitalization issues. Stocks of companies with relatively small trading floats may be more risky because their share prices tend to be more volatile, and their shares less liquid, than those of companies with larger floats. In general, smaller companies may have more limited management and financial resources and may face a higher risk of business reversal than larger more established companies. As a result, stocks of smaller companies may be more volatile than stocks of larger companies. Additionally, stocks of companies with special situation characteristics, in which the fund may invest, may lose value if their unique company circumstances do not develop as anticipated.

     Short positions in equity securities are generally considered to be more risky than long positions, since the theoretical potential loss in a short position is unlimited, while the maximum loss from a long position is equal to the original purchase price.

FIXED INCOME SECURITIES: To the extent that the fund's portfolio is invested in U.S. Treasury securities or other fixed income securities, the fund is subject to risks which include loss of principal as interest rates rise (as a function of the maturity date of each issue held), and each issuer's credit quality risk.

HEDGING: The percentage fluctuation in the value of the fund's hedging positions in stock index futures and options may be greater than those of the underlying index, and positions in such futures and options are subject to certain other risks, including but not limited to the following:

- an imperfect correlation between the change in market value of the long stock positions in the fund's portfolio relative to its stock index futures or options hedge positions, limiting the effectiveness of the hedge;

- possible temporary illiquidity in the markets for stock index futures or options which may result in continuing exposure to adverse price movements; and

- the fact that the decision to hedge may prove incorrect and, in that case, the fund would have been better off not hedging.

OTHER RISK INFORMATION: There are market risks inherent in any investment, and there is no assurance that the objective of the fund will be realized. Also, there is no assurance that the fund's portfolio will not decline in value or that the portfolio's various investment segments will perform as expected. When you sell your investment, you may receive more or less money than you originally invested.

The return information below illustrates how the fund's performance can vary and gives some indication of the risks of investing in the fund by comparing the fund's performance with two broad based stock indicies. Please keep in mind that the fund's past performance does not represent how it will perform in the future. The return data includes the reinvestment of all income dividends and capital gains distributions.



[Contained here in paper format is a bar chart showing the annual returns of the Mathers Fund from 1989 through 1998. The chart is titled "Calendar Year Total Returns." The Y-axis reflects percentages ranging from -5.00% through +15.00% and increases in 5% increments. The X-axis reflects the years from 1989 through 1998 and increases in 1-year increments. The data below is reflected in the vertical bars:

              Year         Total Return
              1989         +   10.41%
              1990         +   10.43%
              1991         +    9.45%
              1992         +    3.11%
              1993         +    2.13%
              1994         -    5.89%
              1995         +    7.01%
              1996         -    0.07%
              1997         +    3.01%
              1998         -    5.21%]





            During the periods shown in the above chart, the highest quarterly return was 5.19% (quarter ended March 1989) and the lowest quarterly return was -3.21% (quarter ended December 1998).



                      PERCENT COMPOUND ANNUAL TOTAL RETURNS
                           All Periods Ended 12-31-98

                                                              Since Inception
                            1 year      5 year      10 year      8-19-65 +
                           -------      ------      -------      -------
MATHERS FUND               - 5.21       - 0.35        3.28         11.53
S&P 500 Composite  Index*   28.72        24.09       19.21         12.28
Value Line Composite **    - 1.94        10.58        9.32          7.50


+ From date of Mathers Fund initial public offering: 8-19-65.
* The S&P 500 Composite is a capitalization weighted index of 500 stocks. **The Value Line Composite is an unweighted geometric average of approximately
  1,617 stocks.

FEES AND EXPENSES

     Set forth below are the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES  (fees paid directly from your investment)

     The Fund is 100% no load, so you pay no sales charges (loads) to buy or sell shares.

ANNUAL FUND OPERATING EXPENSES  (expenses that are deducted from fund assets)

     The costs of operating the fund are deducted from the fund's assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement, but instead reduce the total return you receive from your fund investment. The expense information shown below is based on amounts incurred during the fund's fiscal year ended December 31, 1998.

ANNUAL FUND OPERATING EXPENSES  (as a percentage of average net assets)

         Management Fees.............................................      .74%
         Distribution (12b-1) Fees...................................     None
         Other Expenses..............................................      .45%
              Total Fund Operating Expenses (before
                expense reimbursement) *.............................     1.19%

         Expense Reimbursement *.....................................     (.03%)
                                                                        ------
              Total Fund Operating Expenses (after
                expense reimbursement) *.............................     1.16%
                                                                        ======


     * Under the fund's investment advisory agreement, the fund is entitled to be reimbursed by the adviser for any expenses in excess of 1 1/2% of the first $30,000,000 of the fund's average net assets plus 1% of such value in excess of $30,000,000 for each year, in each case as determined by valuations made as of the close of each month of the year. Pursuant to this provision, the fund received a reimbursement of $41,301 of its expenses for the year ended December 31, 1998.

EXAMPLE:

     This example is intended to help you compare the cost of investing in the fund, over various time periods, with the cost of investing in other mutual funds. The example assumes that you invest an initial $10,000 in the fund and then redeem all of your shares at the end of each holding period as indicated below. (As noted above, the fund charges no redemption fees of any kind.) The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                    1 Year    3 Years    5 Years     10 Years
                    ------    -------    -------     --------
                     $119      $375       $657       $1,496

The purpose of the preceding tables and example is to assist investors in understanding the various costs and expenses that an investor in the fund will bear, directly and indirectly. They should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows how much an investment in the fund would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by the fund's independent public accountants, Arthur Andersen LLP, whose report, along with the fund's financial statements, is included in the fund's annual report to shareholders. This report may be obtained upon request from the fund without charge.


                                                                    Year Ended December 31,
                                              1998           1997           1996           1995       1994
                                              ----           ----           ----           ----       ----
    Net asset value per share  --
      beginning of  period ................ $  13.06       $  13.27       $  13.75       $  13.55   $  15.11
                                            --------       --------       --------       --------   --------

    Income from investment operations:
      Net investment income ...............     0.58           0.53           0.40          0.601      0.563
      Net realized and  unrealized gains
        (losses)  .........................    (1.26)         (0.13)         (0.41)         0.349     (1.448)
                                            --------       --------       --------       --------   --------
          Total from investment operations     (0.68)          0.40          (0.01)         0.950     (0.885)
                                            --------       --------       --------       --------   --------

    Less distributions:
      Dividends from net investment            (0.65)         (0.61)         (0.47)        (0.719)    (0.675)
        income.............................
      Distributions from net realized
        capital gains......................     0.00           0.00           0.00         (0.031)     0.000
                                            --------       --------       --------       --------   -------
          Total distributions .............    (0.65)         (0.61)         (0.47)        (0.750)    (0.675)
                                            --------       --------       --------       --------   --------
    Net asset value per share
      end of period........................ $  11.73       $  13.06       $  13.27       $  13.75   $  13.55
                                            ========       ========       ========       ========   ========
    Ratio of total expenses to average
      net assets ..........................     1.16%          1.07%          1.03%          0.98%      0.93%
    Ratio of net investment income
      to average net assets ...............     4.56%          3.96%          2.96%          4.25%      3.86%
    Portfolio turnover rate................       67%            50%            38%            58%       211%
    Average commission rate paid
      per share ...........................      4.2(cent)      4.8(cent)      5.1(cent)       --         --
    Total return...........................    (5.21%)         3.01%         (0.07%)         7.01%     (5.89%)
    Net assets, end of period
      (000s omitted) ...................... $108,548       $138,404       $171,596       $232,303   $293,285

ADDITIONAL INVESTMENT POLICIES AND
RISKS

 The fund is flexibly managed, with the ability to utilize either long and/or short equity positions in the pursuit of its investment objective. The policy of the fund is generally to effect transactions in securities which the adviser believes offer the possibility of increasing the fund's net asset value per share. To the extent that the fund's portfolio has significant equity exposure, either long or short, its net asset value per share may be subject to greater volatility than when the portfolio contains a substantial amount of fixed income securities.

    However, no minimum or maximum percentage of the fund's assets is required to be invested in any type of security. The fund may invest all or any portion of its assets in U.S. Treasury bills, notes or bonds or, subject to certain limitations, certificates of deposit, prime-rated commercial paper or repurchase agreements (agreements under which the seller of a security agrees at the time of sale to repurchase it at an agreed time and price) when the adviser believes general conditions warrant such action or during periods when the adviser believes that the risks associated with equity securities are high. At such times, which may continue for extended periods, the fund's equity exposure may represent a relatively low percentage of the fund's assets. For instance, during most of 1989 through 1998, a majority of the fund's assets were invested in U.S. Treasury securities. During this period, the equity securities held in the fund's portfolio were often hedged to varying extents by short sales of Standard & Poor's 500 stock index futures contracts for the purpose of protecting the fund's assets from potential loss in a declining market.

    Since May 1, 1998, the fund has had the authority to make short sales of securities in amounts of up to 30% of the value of the fund's net assets (determined at the time of short sale). A short sale is a transaction in which the fund sells a security which it does not then own in order to profit from the potential decline in the market price of that security. To meet its settlement obligation, the fund borrows the security sold short for delivery to the buyer. The fund then commits to return the borrowed security, typically at an unspecified future date, by purchasing the security at its market price at the time of replacement. Such a transaction will be profitable to the fund if the price of the security at the time the fund purchases it is less than its price at the time the fund sold it short. Conversely, if the price of the security is greater at the time of purchase than at the time of the short sale, the transaction will result in a loss. The fund must reimburse the lender for any dividends paid on the borrowed stock while the short position is open and may have to pay a fee to borrow certain stocks.

    The fund's broker retains the proceeds of the short sale for the purpose of meeting its collateral requirements until such time that the fund closes out the short position. In general, the fund must also pledge additional cash or liquid securities to the broker as collateral for its obligations. Generally, brokers require initial collateral (including the short sale proceeds) with a value equal to 150% of the value of the securities sold short. The amount of collateral is adjusted daily upward to reflect increases in the market value of the securities sold short and downward to reflect decreases in the market value of the securities sold short. In addition, under SEC rules, until the fund covers its short position, the fund must maintain with its custodian a segregated account, containing cash or liquid debt or equity securities, such that the amount deposited in the segregated account plus the amount deposited with the broker as collateral, excluding initial proceeds from the short sale, equals the then current market value of the security sold short.

    The fund may vary its equity exposure by hedging through the purchase of exchange-traded put and call options on stock indices and/or the purchase or short sale of stock index futures contracts and options on such contracts. Stock index options confer upon the holder the right to receive an amount of cash upon exercise if the closing level of the underlying stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. A stock index futures contract provides that a person with an open position in such a contract has the right to receive, or has the obligation to pay, cash amounts on a daily basis during the period such position is held based on the difference between the current price level of such contract and the price at which the contract is originally made. An option on a stock index futures contract gives the holder the right, but not the obligation, to acquire either a long or short position in such futures contract at a specified price.

    The total cost of outstanding stock index options (determined as of the time of purchase) held by the fund may not exceed 5% of the fund's net assets, and the fund will not enter into stock index futures contracts or options on such contracts if immediately thereafter the aggregate initial margin and premiums (less the amount by which any such options are "in-the-money" at the time of purchase) would exceed 5% of the value of the fund's total assets after taking into account any unrealized profits and losses on such instruments.

    The fund may purchase securities of unseasoned companies, where the risks are considerably greater than with common stock of more established companies, and securities of foreign issuers, from time to time when the adviser believes such investments offer the possibility of capital growth. However, the fund may not invest more than 5% of its assets in securities of companies which have a record of less than three years continuous operation (including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business), and the fund may not invest more than 10% of its assets in securities of foreign issuers which are not publicly traded in the United States.

    The fund may purchase corporate debentures or notes (without limitation as to rating) and preferred stocks, particularly those which are convertible into or carry rights to acquire common stock, and warrants when such investments appear to offer the possibility of appreciation in value.

    While the fund's objective is to seek capital appreciation over the long term, the fund does not necessarily purchase or hold individual securities to qualify for long-term capital gains treatment. The adviser may consider a variety of factors other than the holding period, including but not limited to financial market conditions, corporate developments, other investment opportunities, fund redemptions, tax considerations and changed expectations, in determining whether to sell a security held in the portfolio. As a result, turnover in the fund's portfolio may be high and individual equity and fixed income securities, and stock index futures and options, may be held for very short time periods.

    The investment objective and the other policies described under this caption are not fundamental policies and may be changed by a vote of a majority of the Board of Directors of the fund without a vote of shareholders.

MANAGEMENT OF THE FUND

    MATHERS AND COMPANY, INC., 100 CORPORATE NORTH, SUITE 201, BANNOCKBURN, ILLINOIS 60015, (847) 295-7400, serves as investment adviser to the fund. The adviser is an investment counseling firm which has served as investment adviser to the fund since its inception in 1965 and as investment adviser to other clients since 1961. Henry G. Van der Eb, Jr., President of the adviser and Chairman and a Director of the fund, owns a majority of the outstanding shares of the adviser and is thus the controlling person of the adviser.

    Mr. Van der Eb, CFA, has been primarily responsible for the day-to-day management of the fund's portfolio for more than the last twenty years. Robert
J. Reynolds, CFA, Senior Vice President of the adviser and President and a Director of the fund, and Anne E. Morrissy, CFA, Vice President of the adviser and Executive Vice President, Secretary and a Director of the fund, also play significant roles in such management.

    Under its investment advisory agreement with the fund, the adviser furnishes continuous investment advisory services and management to the fund, subject to the authority of the fund's Board of Directors. The adviser receives an annual advisory fee which, for 1998, approximated 0.71% of the fund's average net assets, after expense reimbursements. Such fee would have approximated .74% of the fund's average net assets without giving effect to expense reimbursements.

    The management services the adviser provides to the fund, and the services provided by the fund's transfer agent and the custodian, depend, in part, on the reasonably consistent operations of computer systems. Many software programs and, to a lesser extent, computer hardware in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. This design flaw may have a negative impact on the handling of securities trades, pricing and accounting services. All of the software the adviser uses is current and is prepared for the year 2000. The transfer agent and the custodian have been actively working on necessary changes to their computer systems to deal with the year 2000 and have informed the Fund that they reasonably believe that their systems will be year 2000 compliant in time for that event.

DETERMINATION OF NET ASSET VALUE

    The fund determines its net asset value per share by dividing the total value of its net assets (assets less liabilities excluding capital) by the total number of its shares then outstanding. The fund determines its net asset value per share as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each day the NYSE is open for trading, and on any other day such determination is required by the rules and regulations of the SEC. This price per share is applicable to all share transactions made prior to that time but after the previously calculated net asset value per share. Accordingly, the fund prices purchase orders accepted or shares tendered for redemption prior to the close of regular NYSE trading on each trading day as of the close of trading that day; and the fund prices purchase orders accepted or shares tendered for redemption after that time as of the close of regular NYSE trading on the next trading day.

    The fund ordinarily values securities traded on any stock exchange or in the NASDAQ National Market System on the basis of the last sale price as of the close of the New York Stock Exchange on the date of valuation or, in the absence of any sale on that date, the last reported bid price. The fund generally values other securities at the current bid price, if market quotations are readily available. Certain short-term securities are valued at amortized cost. Any securities for which there are no readily available market quotations will be valued at their fair value as determined in good faith by the Board of Directors.

PURCHASE OF SHARES

    The fund issues shares directly. The purchase price per share is the next determined net asset value after acceptance of an application. See "Determination of Net Asset Value".

    A purchase application is enclosed on page 13. (You must complete a special application for IRA and Keogh Plan accounts. See "Retirement Plans.") Please mail purchase applications directly to:

          MATHERS FUND, INC.
          C/O DST SYSTEMS, INC.
          P.O. BOX 419103
          KANSAS CITY, MISSOURI 64141

or, if next-day delivery is desired, express mail to:

          MATHERS FUND, INC.
          C/O DST SYSTEMS, INC.
          210 WEST 10TH STREET, 8TH FLOOR
          KANSAS CITY, MISSOURI 64105

    You must include payment for your shares with your purchase. You may make payment by check, payable to Mathers Fund, Inc., or, to a pre-existing account, by federal funds wire transfer. You may wire transfer funds directly to Investors Fiduciary Trust Company, Kansas City, MO., using the following instructions:

          INV/FID/KC, ABA NO. 101003621
          MATHERS FUND A/C NO. 750-123-4
          FOR CREDIT TO (SHAREHOLDER'S NAME AND
          ACCOUNT NUMBER).

    The fund does not accept telephone orders and reserves the right to reject applications in whole or in part. The fund has established $1,000 as the minimum initial purchase and $200 as the minimum for any subsequent purchase (except through dividend reinvestment or participation in the automatic investment program); these minimum amounts are subject to change at any time. The fund does not issue stock certificates unless requested in writing. Please direct requests for certificates to DST at the above address.

AUTOMATIC INVESTMENT PROGRAM

    Once you have satisfied the minimum initial purchase requirement, you may establish an automatic investment program whereby periodic investments (minimum $50) may be made in shares of the fund by the automatic debit of your bank account. You will be notified of the number of shares purchased and the price following each investment. There is no obligation to continue periodic investments and you may withdraw from the plan at any time by giving written notice to the fund or DST at their respective addresses. No charge is made in connection with this service. You may obtain an application form for participation in the automatic investment program by calling (800) 962-FUND.

RETIREMENT PLANS

    The fund makes available a retirement plan for self-employed individuals (Keogh Plan), simplified employee pension plans (SEPs), and both traditional and Roth individual retirement accounts (IRAs) for all individuals. The minimum initial investment to establish an IRA, SEP or Keogh Plan account is $200. Unless you specify a different custodian, Investors Fiduciary Trust Company, Kansas City, Missouri, provides the custodial service for these accounts for an annual maintenance fee which is currently $12.00 per account and is payable by the shareholder. If the fee is not prepaid, the fund will deduct it from your account.

    You may obtain applications and additional information concerning these plans and accounts by calling (800) 962-FUND.

HOW TO REDEEM SHARES

    You may request that the fund redeem your shares in whole or in part on any business day prior to the close of trading on the New York Stock Exchange. Your redemption request must be in writing and mailed to:

          MATHERS FUND, INC.
          C/O DST SYSTEMS, INC.
          P.O. BOX 419103
          KANSAS CITY, MISSOURI 64141

or, if next-day delivery, express mailed to:

          MATHERS FUND, INC.
          C/O DST SYSTEMS, INC.
          210 WEST 10TH STREET, 8TH FLOOR
          KANSAS CITY, MISSOURI 64105

    If you inadvertently send a redemption request to the fund at its Bannockburn, Illinois address, the fund will forward the request to DST but the effective date of redemption will be delayed until DST receives the request. Requests for redemption by telephone, telegram, facsimile or e-mail and requests which are subject to any special conditions or which specify an effective date other than as described above cannot be honored. A request for redemption must be signed by each shareholder exactly as the shares are registered, including the signature of each joint owner. You must have each signature on the redemption request guaranteed if (i) the redemption request is received within 30 days after an address change, (ii) the amount being redeemed is $25,000 or greater, or (iii) you request the proceeds of redemption to be paid or sent to a person other than the registered holder or holders of the shares to be redeemed or to an address other than the address of record. You may obtain a signature guarantee from a commercial bank or trust company in the United States or a member firm of the New York Stock Exchange. If certificates have been issued for any of the shares to be redeemed, the certificates, properly endorsed or accompanied by a properly executed stock power, must accompany the request for redemption. Additional documentation may be required for redemptions by corporations, executors, administrators, trustees, guardians or others who hold shares in a fiduciary or representative capacity or are not natural persons. If you have any questions concerning the nature of such documentation, please call DST at (800) 235-7458 or the fund at (800) 962-FUND. Redemptions will not be effective or complete until you have satisfied all of the foregoing conditions.

    The redemption price is the net asset value per share next determined after DST receives your written redemption request in proper form with all required documentation. The amount received will depend on the market value of the fund's investments at the time of determination of net asset value, and may be more or less than the original cost of the shares redeemed. A check in payment for shares redeemed will be mailed to the holder no later than the seventh day after DST receives the redemption request in proper form and all required documentation. However, payment of redemption proceeds may be delayed for a period of up to 20 days after purchase pending clearance of any check delivered in connection with the purchase of such shares.

    The right to redeem shares will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (i) trading on the Exchange is restricted, (ii) the SEC has by order permitted such suspension or (iii) an emergency, as defined by rules and regulations of the SEC, exists as a result of which it is not reasonably practicable for the fund to dispose of its securities or fairly to determine the value of its net assets.

    If the value of your account (other than a retirement account) drops to less than $1,000 (except as a result of share price fluctuations), the fund reserves the right to redeem the shares in that account at net asset value after providing 30 days' written notice.

SYSTEMATIC WITHDRAWAL PLAN

    A systematic withdrawal plan is available if you wish to withdraw a fixed sum or percentage (minimum $200 except for IRA, SEP or Keogh Plan accounts) monthly, quarterly, semi-annually or annually. Shares are redeemed at the net asset value per share on or about the fifteenth day of any month specified for a withdrawal and sent by check to your address of record. Alternatively, you may have the proceeds wired to your bank account on any business day of the month. The initial withdrawal request must meet all requirements for redemption as described under "How to Redeem Shares". There is no charge for this service.

    You may obtain a form for participating in this withdrawal plan by calling
(800) 962-FUND.

DIVIDEND REINVESTMENT

    Unless you direct otherwise, the fund will reinvest all income dividends and capital gains distributions automatically in full and fractional shares of the fund, calculated to the nearest 1,000th of a share. The purchase price will be the net asset value per share next determined after the dividend declaration, and your shares will be credited to your account. Stock certificates are not issued unless requested in writing. You will be advised of the number of shares purchased and the purchase price following each investment. You may instead elect to receive all income dividends and capital gains distributions in cash or to reinvest capital gains distributions and receive income dividends in cash.

    Unless you request a federal funds wire transfer in writing, the fund will make all cash distributions by check delivered by U.S. mail. If the U.S. Postal Service cannot deliver the check, or if it remains uncashed for six months, the fund may elect to reinvest it, as well as future dividends and distributions, in additional shares at the net asset value per share on the day of purchase of such shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. If you elect to have cash distributions sent to an address other than the address of record or wire transferred, you must make a written request to such effect (including wire transfer instructions, if appropriate), and you must have your signature guaranteed. You may obtain a signature guarantee from a commercial bank or trust company in the United States or a member firm of the New York Stock Exchange. An election to reinvest or receive dividends and distributions in cash will apply to all shares of the fund registered under the same account number, including those previously purchased.

    You may withdraw from the dividend reinvestment program and elect to receive income dividends or all distributions in cash at any time. If you are not participating in this program but desire to do so, please provide written notice to DST. If an election to withdraw from or participate in the dividend reinvestment program is received between a dividend declaration date and payment date, it will become effective on the day following the payment date. The Fund may modify or terminate its dividend reinvestment program at any time on 30 days' notice to participants.

DIVIDENDS, DISTRIBUTIONS AND TAXES

    The fund intends to distribute substantially all of its net investment income (i.e., net income and gains exclusive of net capital gains) and net capital gains, if any, (i.e., net long-term capital gains in excess of net short-term capital losses and available capital loss carryover) to its shareholders each year.

     Distributions of net investment income and net capital gains will be taxable to you, regardless of whether such distributions are paid in cash or reinvested in additional shares of the fund. Distributions of net investment income will be taxable as ordinary income, and will qualify for the 70% dividends received deduction available to corporate shareholders only to the extent of the fund's qualifying dividend income. Distributions of net capital gains will be taxable to you as gain recognized by you from the sale or exchange of a capital asset held for more than one year, regardless of the length of time you have owned shares of the fund. In addition, you may also be subject to state and local tax on any distributions.

     In general, a sale, exchange or redemption of shares is a taxable event and may result in a capital gain or loss which may be long-term or short-term, depending on how long you have owned the shares. However, any loss recognized on the sale of a share held for six months or less is treated as long-term capital loss to the extent of any net capital gain distributions made with respect to such share.

     Any loss realized on your sale or exchange of shares of the fund will be disallowed to the extent the shares disposed of are replaced, through the reinvestment of dividends or otherwise, during the 61-day period beginning 30 days before and ending 30 days after the shares are sold or exchanged.

     To assist you in tax preparation, after the end of each calendar year, you will receive a statement summarizing the amount and type of distributions that you received in the previous year.

     Because everyone's tax situation is unique, you should consult your tax adviser regarding the particular tax consequences of an investment in this fund.

SHAREHOLDER MEETINGS

    The fund is not required to hold annual meetings of shareholders. Under certain circumstances shareholders have the right to call for a meeting of shareholders to consider the removal of one or more directors or for other purposes.

                    MATHERS FUND, INC. PURCHASE APPLICATION
(LOGO)
           (THIS APPLICATION IS NOT VALID FOR IRA OR KEOGH ACCOUNTS)

Regular Mail:            Express Or Overnight Mail:         Call (800) 962-Fund
Mathers Fund, Inc.       Mathers Fund, Inc.                   With Any Questions
C/O Dst Systems, Inc.    C/O Dst Systems, Inc.
P.O. Box 419103          210 West 10th Street, 8th Floor    Minimum Initial
Kansas City, Mo 64141    Kansas City, Mo 64105                Investment $1,000



    I HEREBY APPLY FOR THE PURCHASE OF $ ________ IN FULL AND FRACTIONAL SHARES OF MATHERS FUND, INC. CAPITAL STOCK, IN ACCORDANCE WITH YOUR CURRENT PROSPECTUS DATED APRIL 30, 1999 (A COPY OF WHICH I HAVE RECEIVED) AND THE TERMS AND INSTRUCTIONS BELOW AND ON THE REVERSE SIDE OF THIS APPLICATION (WHICH I HAVE
READ). ALL APPLICATIONS MUST BE ACCOMPANIED BY PAYMENT. CHECKS SHOULD BE MADE PAYABLE TO MATHERS FUND, INC.
===============================================================================
1. REGISTRATION --    Please Print
  [ ] Individual or   _____________________________   _________________________
      Joint Owners    Name                            Social security number

                      _____________________________
                      Name of joint owner
                      (see note below)
  [ ] Gift to                                         __________________________
      Minors          _____________________________   Minor's social security
                      Name of custodian               number
                      (one name only)
                                                      __________________________
  [ ] Corporation,    _____________________________   Minor's state of residence
      Partnership,    Name of minor (one name only)
      Trust, Other                                    __________________________
      (circle one)                                    Social security or
                      _____________________________   tax I.D. number
                      Name of corporation or
                      other entity
                                                      __________________________
                      _____________________________   If a trust, include date
                      Name(s) of trustees             of trust
___________________________________________________   [ ] U.S. citizen/resident
Street or P.O. Box                                        alien
                                                          or
                                                      [ ] Non-resident alien:
____________________________________________________  __________________________
City                     State            Zip Code    Please specify country
                                                      of tax residency.)
_(       )_________________________________________________________
Daytime telephone number

===============================================================================
2. DISTRIBUTIONS -- Please Check One:
    [ ] Income dividends and capital gains distributions automatically reinvested in additional shares.
    [ ] Income dividends in cash with capital gains distributions reinvested.
    [ ] Income dividends and capital gains distributions in cash.

(If no election is checked, all income dividends and capital gains distributions will be reinvested.)
===============================================================================
3. SIGNATURES AND CERTIFICATIONS
NOTE: If shares are to be registered jointly, all owners must sign but only one social security number should be given. Any registration in the names of two or more co-owners will, unless otherwise specified, be as joint tenants with right of survivorship and not as tenants in common. Shares may be registered in the name of a custodian for a minor in accordance with the Uniform Gift to Minors Act (UGMA) and any applicable state law. For a custodian registration, give social security number of minor. If signing in other than individual capacity, please indicate title or capacity.

-------------------------------------------------------------------------------
    Under penalties of perjury, I certify that: (1) The number shown on this form is my correct social security number or taxpayer identification number, and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the Internal Revenue Service has notified me that I am no longer subject to backup withholding. (Cross out (2) above if you have been notified by the Internal Revenue Service that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.) The Internal Revenue Service does not require your consent to any provision of this document other than certifications required to avoid backup withholding.
------------------------------------------------------------------------------
Date____________   _____________________________    __________________________
                               Signature             Signature of Joint Owner
                   CONTINUED ON THE REVERSE SIDE.           (If Any)

                                  GENERAL TERMS

    This application is subject to acceptance by the Fund in Bannockburn, Illinois. The passage of title to and delivery of shares purchased (including shares later purchased through dividend reinvestment or otherwise), whether or not certificates are issued, shall be deemed to take place in Illinois. You certify that you have full capacity to enter into this subscription agreement. The purchase price shall be the net asset value next determined after the time this application is accepted by the Fund.

                   INSTRUCTIONS RELATING TO IRS CERTIFICATIONS

    The Fund is required by law to withhold Federal income tax at a rate of 31% ("backup withholding") from your dividends, capital gain distributions and redemption payments if you do not provide the Fund with your social security or other taxpayer identification number ("TIN") and certify that such number is your correct TIN. In addition, the Fund is required to withhold from your dividends and capital gain distributions (but not redemption payments) if you fail to certify to the Fund that you are not subject to backup withholding. Under the law, you are entitled to certify that you are not subject to backup withholding unless the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding for failure to report interest or dividends (and the IRS has not later notified you that you are no longer subject to backup withholding). Any such withholding applies to all dividends and distributions, including those which would otherwise be invested in additional shares of the Fund.

    If you do not supply the Fund with your correct TIN, you may be subject to a $50 penalty. If you falsify information on this form or make any other false statement which results in a failure to implement backup withholding on an account which should be subject to backup withholding, you may be subject to a $500 penalty and to certain criminal penalties, including fines and imprisonment.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                              FOR MORE INFORMATION

More information about the fund is available upon request at no charge, including the following:

SHAREHOLDER REPORTS

Shareholder reports contain additional information about the fund's investments, including a listing of portfolio holdings and, in the annual shareholder report, a letter from management discussing recent market conditions, economic trends and investment strategies that significantly affected the fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains details about investment policies and strategies of the fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained with this prospectus.

You may request information about the fund* or ask questions:

          BY TELEPHONE                              BY MAIL
          (847) 295-7400 or (800) 962-FUND          Mathers Fund, Inc.
                                                    100 Corporate North
          BY E-MAIL                                 Suite 201
          Send your request to                      Bannockburn, Illinois 60015
          mathersfund@earthlink.net

Inquiries relating to the status of your account or to the requirements for purchase or redemption of shares may be directed to:

                           Mathers Fund, Inc.
                           c/o DST Systems, Inc.
                           P.O. Box 419103
                           Kansas City, Missouri 64141
                           (800) 235-7458

If you wish to obtain the Mathers Fund daily price and asset mix via recorded message, please call (800) 962-FUND after 4:30 p.m., Central time, Monday through Friday.


This prospectus is not an offer to sell securities in any place where it would be illegal to do so.

* You may obtain information about the fund (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. You may call 1-800-SEC-0330 for information on the operation of the Public Reference Room. Reports and other information about the fund are also available on the SEC's Internet site at http:/www.sec.gov.

Mathers Fund, Inc., SEC file number:  811-1311

                       PRELIMINARY, SUBJECT TO COMPLETION
                               DATED MARCH 1, 1999

     The information in this Statement of Additional Information is not complete and may be changed. This Statement of Additional Information is not an offer to sell these securities and the Fund is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.


                               MATHERS FUND, INC.
                                    Suite 201
                               100 Corporate North
                           Bannockburn, Illinois 60015
                                 (800) 962-FUND
                                 (847) 295-7400


                       STATEMENT OF ADDITIONAL INFORMATION

          This Statement of Additional Information is not a prospectus.
The Prospectus provides basic information about the Fund. This Statement of Additional Information contains information in addition to and more detailed than that set forth in the Prospectus, and should be read in conjunction with the Prospectus. You may obtain a copy of the Prospectus with the same date as this Statement of Additional Information without charge by writing or calling the Fund at the address and telephone number set forth above.

            The Fund's financial statements for its fiscal year ended
December 31, 1998, included in its 1998 annual report to shareholders, are incorporated by reference into this Statement of Additional Information. You may also obtain a copy of this report without charge by writing or calling the Fund at the address and telephone number set forth above.


                                 April 30, 1999

                                TABLE OF CONTENTS

                                                                      PAGE NO.
                                                                      --------
FUND HISTORY AND GENERAL INFORMATION........................................ 3
INVESTMENT PRACTICES, RESTRICTIONS AND RISKS................................ 3
    Fixed-Income Securities................................................. 3
    Repurchase Agreements................................................... 4
    Short Sales of Securities............................................... 4
    Stock Index Options..................................................... 6
    Stock Index Futures Contracts and
        Options on Such Contracts........................................... 7
    Fundamental Policies....................................................10
    Nonfundamental Policies.................................................12
    General.................................................................13
MANAGEMENT OF THE FUND......................................................14
CODE OF ETHICS..............................................................17
PRINCIPAL HOLDERS OF THE FUND'S SHARES......................................17
INVESTMENT ADVISER..........................................................17
INVESTMENT ADVISORY AGREEMENT...............................................18
BROKERAGE...................................................................19
PURCHASE, REDEMPTION AND PRICING OF SHARES..................................21
RETIREMENT PROGRAMS.........................................................21
TAX STATUS..................................................................23
DESCRIPTION OF SHARES.......................................................26
TRANSFER AGENT..............................................................27
CUSTODIAN AND INDEPENDENT ACCOUNTANTS.......................................27
PERFORMANCE INFORMATION.....................................................28
FINANCIAL STATEMENTS........................................................29
ADDITIONAL INFORMATION......................................................29

                      FUND HISTORY AND GENERAL INFORMATION

     Mathers Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on March 31, 1965 and commenced operations on August 19, 1965.

     The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). An investment company combines the investments of its shareholders and purchases various securities. Through ownership of shares in the investment company, shareholders participate in the investment performance of such securities. As an open-end investment company, the Fund has an obligation to redeem the shares of any shareholder by paying such shareholder the net asset value next computed after receipt of a request in proper form for a redemption of such shares.


                  INVESTMENT PRACTICES, RESTRICTIONS AND RISKS

     The Fund's investment objective, how the Fund seeks to achieve its investment objective and the principal investment strategies by which the Fund will pursue its objective are generally set forth in the Prospectus. This section describes in more detail certain securities in which the Fund may invest and certain investment practices and restrictions and is intended to augment the description found in the Prospectus.

Fixed-Income Securities
-----------------------

     As discussed in the Prospectus, the Fund may, subject to the limitation described in paragraph 3 under "Fundamental Policies" below, invest all or any portion of its assets in high quality fixed-income securities, which may include the following:

   - U.S. Treasury bills, notes or bonds;

   - banker's acceptances and certificates of deposit of the 50 largest commercial banks in the United States, measured by total assets as shown by their most recent annual financial statements;

   - commercial paper rated A-l or A-2 by Standard & Poor's, Inc. ("S&P") or P-l or P-2 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's; and

   - repurchase agreements with respect to the foregoing.

Repurchase Agreements
---------------------

     The Fund will not enter into repurchase agreements except with its custodian bank, State Street Bank and Trust Company, or invest over 10% of its assets in repurchase agreements with maturities of over seven days. Underlying securities subject to a repurchase agreement between the Fund and State Street are held in a segregated account in which State Street holds assets on behalf of the Fund and others. If State Street fails to repurchase any such securities, the Fund could experience losses that include

   - possible decline in their value while the Fund seeks to enforce its rights,

   - possible loss of all or a part of the income or proceeds of the repurchase,

   - possible loss of rights in such securities, and

   - additional expenses to the Fund in enforcing its rights.

Short Sales of Securities
-------------------------

     As discussed in the Prospectus, the Fund may, subject to the limitation described in paragraph 10 under "Nonfundamental Policies" below, effect short sales of securities. A short sale is a transaction in which the Fund sells a security which it does not then own in order to profit from the potential decline in the market price of that security. To meet its settlement obligation, the Fund borrows the security sold short from a broker and delivers that security to the buyer. The Fund is then obligated to return the borrowed security to the broker, typically at an unspecified future date. At that time, the Fund purchases an equivalent number of shares of the same shorted security at its then current market price in order to cover the short position and effect the return. The price at such time may be more or less than the price at which the Fund sold the security short. The transaction will be profitable to the Fund if the price of the security at the time it is purchased is less than its price at the time the Fund entered into the short sale. Conversely, if the price of the security is greater at the time of purchase than at the time of the short sale, the transaction will result in a loss. The Fund will be obligated to reimburse the lender for any dividends paid on the borrowed stock during the period of the open short position and may have to pay a fee to borrow certain stocks.

     The Fund's broker retains the proceeds of the short sale for the purpose of meeting collateral requirements until such time as the Fund closes out the short position. In general, the Fund must also pledge additional cash or liquid securities to the broker as collateral for its obligations. Generally, brokers require initial collateral (including the short sale proceeds) with a value equal to 150% of the value of the securities sold short. The amount of collateral is adjusted daily upward to reflect increases in the market value of the securities sold short and downward to reflect decreases in the market value of the securities sold short. In addition, pursuant to rules imposed by the Securities and Exchange Commission (the "SEC"), until the Fund covers its short position, the Fund will be required to maintain with its custodian a segregated account, containing cash or liquid debt or equity securities, such that the amount deposited in the segregated account plus the amount deposited with the broker as collateral (excluding initial proceeds from the short sale) equals the current market value of the security sold short. It is possible that up to 100% of the Fund's assets will be held in such a segregated account (or a segregated account as described under "Stock Index Futures Contracts and Options on Such Contracts" below) or deposited with a broker as collateral as described in the preceding sentences.

     The Fund's investment adviser may sell securities short when it believes that prices of such securities are likely to decline, thereby giving the Fund the opportunity to potentially profit from any such decline. The Fund anticipates that its short sales will generally involve individual equity securities and will generally not involve short sales "against the box," which is the sale of a security that the seller contemporaneously owns or has a right to obtain at no added cost. The asset segregation procedures described in the preceding paragraph need not be applied to short sales to the extent they are "against the box."

     The short sale of securities is generally considered a speculative investment strategy, and there are risks associated with it, including but not limited to the following: (i) the decision of whether, when and how to utilize short selling involves the exercise of skill and judgement and, unless the adviser correctly anticipates the price movements of securities, it is possible that, for at least certain short sales, the Fund would have been better off if the short sale had not been made, (ii) unlike a long purchase, where the investor cannot lose more than the purchase price, there is no theoretical limit to potential losses on a short sale; (iii) under certain conditions, short sales of securities could increase the volatility of the Fund or decrease its liquidity; (iv) possible volatility or illiquidity in the markets which could result in difficulty in closing out an existing short position, causing a continuing exposure to adverse price movements until the position is covered;
(v) the lender of a security borrowed and sold short may call the security back, possibly causing a premature close-out of the short position; and (vi) the amount of any gain will be decreased, and the amount of any loss increased, by the amount of dividends or interest the Fund may be required to pay in connection with a short sale.

Stock Index Options
-------------------

     As discussed in the Prospectus, the Fund may, subject to the limitation described in paragraph 7 under "Nonfundamental Policies" below, purchase put and call options on stock indices for hedging purposes in circumstances believed appropriate by the adviser. Stock index options are issued by the Options Clearing Corporation ("OCC"). The Fund will only purchase stock index options which are traded on a national securities exchange such as the Chicago Board Options Exchange, Inc. Upon purchase of a stock index option, the Fund will pay a purchase price (the "premium") and brokerage commissions and fees (collectively, together with the premium, "transaction costs"). Such options confer upon the holder the right to receive upon exercise an amount of cash which is based on the difference between the exercise price of the option and the closing level of the underlying stock index on the exercise date multiplied by a specified dollar amount. The right to receive any cash amount depends on the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

     A stock index option may be exercised only during its remaining life and may be sold prior to expiration. The value of an option will generally vary directly, in the case of a call, and inversely, in the case of a put, with movements in the underlying index, and the percentage fluctuations in the value of an option may be many times greater than those of the underlying index. The adviser may purchase call index options as a hedge against an increase in the price of securities generally in connection with either sales of portfolio securities or deferrals to a later date of purchases of securities it may desire to purchase. Put index options may be purchased as a hedge against a decline in the price of securities generally rather than selling portfolio securities.

     Any protection provided by stock index options is effective only against changes in the level of a stock index and not necessarily against a change in the value of individual securities. Thus, the effectiveness of the use of stock index options as a hedge is dependent on the extent to which price movements of individual securities which are being hedged correlate with price movements in the underlying stock index. Unless a stock index option can be sold or can be exercised at a profit prior to expiration, the Fund will forfeit the entire amount of its transaction costs, often in a relatively short period of time. Any profit that may be realized from the sale or exercise of stock index options will be reduced by related transaction costs.

Stock Index Futures Contracts and Options on Such Contracts
-----------------------------------------------------------

     As discussed in the Prospectus, the Fund may, subject to the limitation described in paragraph 8 under "Nonfundamental Policies" below, purchase or sell stock index futures contracts and options on such contracts for hedging purposes in circumstances believed to be appropriate by the adviser, thereby altering the Fund's equity exposure without actually buying or selling underlying equity securities. A stock index futures contract provides that a person with an open position in such a contract has the right to receive, or has the obligation to pay, cash amounts on a daily basis during the period such position is open based on the daily changes in the difference between the price at which the contract is originally made and the current level of the underlying stock index multiplied by a specified dollar amount. An option on a stock index futures contract gives the holder (purchaser) the right, but not the obligation, in return for payment of the premium (option price), to acquire either a long or a short position (a long position if the option is a call and a short position if the option is a put) in such futures contract at a specified exercise price at any time during the option exercise period. The writer of the stock index futures option has the obligation upon exercise to assume the opposite position on the stock index futures contract.

     The Fund's transactions in stock index futures contracts will be executed on U.S. boards of trade designated by the Commodity Futures Trading Commission ("CFTC") as contract markets ("contract markets") through a futures commission merchant (an "FCM") which is a member of the relevant contract market. The contract markets, through their clearing houses, effectively guarantee that the payments due with respect to stock index futures contracts will be made so that traders need not rely solely on the solvency of individual traders or brokers for the satisfaction of the obligations under open positions.

However, in the event of a bankruptcy of the Fund's broker, the Fund may be unable to recover its assets -- even assets directly traceable to the Fund -from such broker.

     At the time the Fund enters into a stock index futures contract, it is required to deposit as "initial margin" a specified amount of cash or cash equivalents per contract. Thereafter, subsequent payments of "variation margin" are made daily to or from the FCM based upon daily changes in the value of the contract (a process known as "marking to market"). Initial margin is in the nature of a performance deposit which is returned to the Fund unless it defaults in making variation margin payments. Variation margin is the settlement made each day between the Fund and the FCM based upon fluctuations in the price level of such contracts, which under normal market conditions directly reflect fluctuations in the level of the stock index on which the contract is based. A person with a long position in a stock index futures contract (purchaser) has the right to receive payments to the extent that the market price level of such futures contract increases above the level at which such person acquired the long position, and will be obligated to make payments to the extent that such market price level falls below the acquisition price level. The converse is the case for a person with a short position in a stock index futures contract (seller).

     Upon exercise of a stock index futures option, the simultaneous acquisition of open positions in the underlying stock index futures contract by the person exercising the option and the writer is accomplished by delivery for the account of the person exercising the option of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the strike price of the stock index futures option. If the stock index futures option is exercised on the last trading day for such option, the writer delivers to the holder cash in an amount equal to the difference between the option strike price and the closing level of the relevant stock index on the date the option expires.

     The Fund will not sell stock index futures contracts if, immediately thereafter, the aggregate underlying value of all such stock index futures contracts would exceed the total market value (or, if higher, a volatility-adjusted value) of the Fund's portfolio of equity securities (although it is possible that the value of all such futures contracts could exceed such total market value or such volatility-adjusted value of portfolio equity securities due to subsequent market movements), and the

Fund will not purchase stock index futures contracts unless it maintains with its custodian in a segregated account cash or liquid securities in an amount equal to the market value of all such stock index futures contracts (less the amount of initial margin deposits in respect thereof).

     The Fund has obtained from the Commodity Futures Trading Commission (the "CFTC") an exclusion from falling within the definition of a "commodity pool operator" pursuant to the regulations under the Commodity Exchange Act and thus has not registered as such with the CFTC.

     The Fund may purchase and sell stock index futures contracts and options on such contracts as a hedge against market fluctuations in its portfolio of equity investments or as a means of quickly and efficiently converting the Fund's cash into an equity position. For example, the Fund might use stock index futures contracts to hedge against fluctuations in the general level of stock prices which might adversely affect either the value of the Fund's portfolio securities or the price of securities which the Fund intends to purchase. The Fund's hedging may include sales of stock index futures contracts as an offset against the effect of expected declines in stock prices and purchases of stock index futures contracts as an offset against the effect of expected increases in stock prices.

     In its purchase of stock index futures contracts or options on such contracts, the Fund may not necessarily have the contemporaneous intention of converting such positions into specific equity securities by means of the purchase of such securities for the Fund's portfolio, and in its sale of stock index futures contracts or options on such contracts, the Fund may not necessarily have the contemporaneous intention of converting such positions into non-equity holdings by means of the sale of equity securities then held in the Fund's portfolio.

     Several risk factors are associated with trading stock index futures contracts and options on such contracts. These risks include: (i) an imperfect correlation, limiting the effectiveness of any hedge the Fund may attempt in the futures markets, between the change in market value of the stocks in the Fund's portfolio and the prices of stock index futures contracts and options on such contracts in the Fund's portfolio due to the stocks held by the Fund not fully replicating the stocks underlying the relevant stock index; (ii) possible illiquidity in the markets for stock index futures contracts and options on such contracts which could result in the Fund's inability to close out an existing position resulting in a continuing exposure to adverse price movements; (iii) the highly leveraged nature of stock index futures contracts and options on such contracts, resulting in extreme volatility in the value of such contracts as a percentage of the Fund's assets committed to such positions in the form of futures margins or option premiums; (iv) the fact that the decision of whether, when and how to hedge involves the exercise of skill and judgment, and unless the Fund's investment adviser correctly predicts market movements it is possible that as to a particular hedge the Fund would have been better off had a decision to hedge not been made; and (v) the possibility that a stock index futures option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid for it as well as related transaction costs. In addition, in response to the market turbulence in October 1987, certain contract markets have adopted rules requiring the cessation of trading for specified periods in the event of substantial intra-day price changes and overall daily price fluctuation limits (the maximum amount that the price of a stock index futures contract may vary up or down from the previous day's settlement price). The Federal Reserve Board has the authority to oversee the levels of required margin on stock index futures contracts and options on such contracts. The Federal Reserve Board or the CFTC, acting pursuant to delegated authority, could require that minimum margin levels be set at levels which exceed those historically applied by the contract markets.

     The price level of a stock index futures contract should correlate with the current level of the related stock index, after adjustment to reflect that a person with a long open futures position will receive interest on the funds such person otherwise would have had to use to acquire the stocks which comprise such index but, at the same time, will receive no dividends on the futures position as would have been the case if such person had actually acquired such stocks. In turbulent market conditions, however, the price level of stock index futures contracts can become disassociated from the level of the related stock index (as, in fact, happened during October 1987), materially impairing the usefulness of the stock index futures markets for hedging stock positions.

Fundamental Policies
--------------------

     The Fund has adopted certain fundamental investment restrictions which may not be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented, or (ii) more than 50% of the outstanding shares of the Fund. Under its fundamental investment restrictions, the Fund may not:

     1. Purchase securities on margin (except that the Fund may make margin payments in connection with transactions in stock index futures contracts and options on such contracts and in connection with short sales of securities), participate in a joint-trading account (the bunching of securities transaction orders with orders of other accounts managed by the adviser not being considered participation in a joint-trading account for this purpose), act as an underwriter or distributor of securities other than shares of the Fund, lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements) or purchase or sell commodities or commodity futures (except that the Fund may purchase or sell stock index futures contracts and options on such contracts) or real estate (marketable securities of companies whose business involves the purchase or sale of real estate, including real estate investment trusts, not being considered real estate for this purpose).

     2. Borrow money or issue senior securities, except for temporary bank borrowings (not in excess of 5% of the value of its assets) for emergency or extraordinary purposes, or pledge any of its assets (collateral arrangements with respect to margin for stock index futures contracts and options on such contracts and with respect to short sales of securities not being considered a pledge of assets for this purpose), except to secure such borrowings and only to an extent not greater than 10% of the value of the Fund's net assets. The Fund has not, however, employed the practices of borrowing money, issuing senior securities or pledging any of its assets nor does it intend to employ such practices in the absence of unforeseen circumstances.

     3. Purchase debt securities other than those which are publicly held (repurchase agreements not being considered debt securities for this purpose).

     4. Purchase securities of other investment companies, except on the open market where no profit or commission results other than the broker's commission, or as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund.

     5. Make investments for the purpose of exercising control or management of any company.

     6. Purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of any class of such issuer or more than 5% of the Fund's assets would be invested in securities of such issuer.

     7. Concentrate more than 25% of the value of its assets, exclusive of government securities, in securities issued by companies primarily engaged in the same industry.

     8. Acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of its investment adviser.

Nonfundamental Policies
-----------------------

     The Fund has adopted the following nonfundamental policies which may be changed by the Fund's Board of Directors without shareholder approval. The Fund will not:

     1. Purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933.

     2. Purchase any interest in any oil, gas or any other mineral exploration or development program or, except for options on stock indices as set forth in paragraph 7 below, invest in put and call options.

     3. Purchase any security if, as a result of such purchase, the Fund would hold more than 10% of any class of the securities of an issuer.

     4. Acquire or retain any security issued by a company if the directors or officers of the Fund or directors, officers or other affiliated persons of its investment adviser beneficially owning more than 1/2% of such company's securities together own more than 5% of its securities.

     5. Enter into repurchase agreements, except with State Street Bank and Trust Company, or invest over 10% of its assets in repurchase agreements with maturities of more than seven days.

     6. Invest over 10% of its net assets in securities of foreign issuers which are not publicly traded in the United States.

     7. Purchase put and call options on stock indices if the total cost (determined as of the time of purchase) of all such options held by the Fund would exceed 5% of the value of the Fund's net assets considered each time such an option is acquired.

     8. Enter into stock index futures contracts or options on such contracts if immediately thereafter the aggregate initial margin and premiums (less the amount by which any such options are "in-the-money" at the time of purchase) would exceed 5% of the value of the Fund's total assets after taking into account any unrealized profits and losses on such instruments.

     9. Invest more than 5% of its net assets in warrants (valued at the lower of cost or market value) or more than 2% of its net assets in warrants not listed on the New York or American Stock Exchange (warrants acquired by the Fund in units or attached to securities to be considered without value for these purposes).

     10. (i) Sell any securities short if immediately thereafter the market value of all securities sold short by the Fund would exceed 30% of the value of the Fund's net assets, or (ii) sell securities of any single issuer short if immediately thereafter the market value of the securities of that issuer that have been sold short by the Fund would exceed 3% of the Fund's net assets or if the securities sold short would constitute more than 2% of a class of the issuer's outstanding securities.

General
-------

     Any percentage limitations referred to in the above investment restrictions are determined at the time a purchase or initial investment or short sale is made and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from or short position in the Fund's portfolio.

     The Fund's fundamental investment restriction as to concentration described in paragraph 7 under "Fundamental Policies" above, does not apply to investments in government securities (e.g., U.S. Treasury securities) since their issuers are not members of any industry. The Fund includes government securities in determining the value of all of its assets for purposes of calculating the percentage of the value of its assets invested in issuers primarily engaged in an industry.

     The Fund may invest, without limitation under the nonfundamental policy described in paragraph 6 under "Nonfundamental Policies" above, in foreign securities that are U.S. dollar denominated and are publicly traded in the United States and in U.S. dollar denominated American Depositary Receipts (receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer). As of December 31, 1998, 1.2% of the Fund's net assets were invested in securities of foreign issuers. Dividends and interest on securities of foreign issuers may be subject to foreign withholding tax, which would reduce the Fund's income without providing a tax credit for the Fund's shareholders. Other risks of investing in foreign securities include political, social or economic instability in the country where the issuer is domiciled, the difficulty of predicting international trade patterns, exchange rate fluctuations, and, in certain countries, the possibility of expropriation or diplomatic developments that could affect investments in those countries. In addition, less information may be publicly available about a foreign company than about a domestic company, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and securities of some foreign companies may be less liquid and more volatile than securities of comparable U.S. companies.

     The Fund may purchase securities in underwritten prospectus offerings, including so-called "hot" initial public offerings, but will generally do so on the basis of fundamental investment considerations, not supply and demand considerations.


                             MANAGEMENT OF THE FUND

     The Board of Directors of the Fund consists of eight individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Board of Directors is responsible for managing the Fund's business and affairs. The Board of Directors has appointed the Fund's officers, who conduct the daily business of the Fund.

     Set forth below is information about the directors and officers of the Fund, including their ages as of April 30, 1999. Directors deemed to be "interested persons" of the Fund for purposes of the 1940 Act are indicated by an asterisk (*).

Name, Address and Age               Position(s) held with Fund
---------------------               --------------------------
Henry G. Van der Eb, Jr., CFA (53)  Chairman and Director*
100 Corporate North
Bannockburn, Illinois 60015

Robert J. Reynolds, CFA (48)        President and Director*
100 Corporate North
Bannockburn, Illinois 60015

Anne E. Morrissy, CFA (38)          Executive Vice President
100 Corporate North                 and Secretary and Director*
Bannockburn, Illinois 60015

Tyler R. Cain (58)                  Director
3 Market Square Court
Lake Forest, Illinois  60045

Charles G. Freund (75)              Director
30 Plymouth Court
Lincolnshire, Illinois 60069

Jon P. Hedrich    (58)              Director
1240 Thornapple Lane
Northbrook, Illinois 60062

Robert E. Kohnen (65)               Director
5733 Fairmount Avenue
Downers Grove, Illinois 60516

Jack O. Vance (74)                  Director
Management Research, Inc.
3592 Venture Drive
Huntington Beach, CA 92649

Lawrence A. Kenyon, CPA (33)        Senior Vice President and
100 Corporate North                 Chief Financial Officer
Bannockburn, Illinois 60015

Edith L. Cook (57)                  Vice President and Treasurer
100 Corporate North
Bannockburn, Illinois 60015

Mary Anne Kinnucan (44)             Vice President
100 Corporate North
Bannockburn, Illinois 60015

Heidi M. Stubner (30)               Vice President
100 Corporate North
Bannockburn, Illinois 60015


     Mr. Van der Eb, Mr. Reynolds and Ms. Morrissy have been employed by Mathers and Company, Inc. since 1970, 1982, and 1983, respectively. Mr. Kenyon, Ms. Cook, Ms. Kinnucan and Ms. Stubner have each been employed by Mathers and Company, Inc. for more than five years.

     Mr. Cain has been president and sole shareholder of TRC Trading, Inc., a private investment company, for more than the last five years. Mr. Freund is a director of Lincoln National Direct Placement Fund, Inc. and Lincoln Convertible Securities Fund (registered closed-end investment companies) and Success Bancshares Inc. Prior to his retirement in 1986, Mr. Freund was Vice President, Secretary and Treasurer of MidCon Corp., a natural gas pipeline company.

     Mr. Hedrich is a private investor. Prior to 1992, he was President and Partner of Steiner Diamond Institutional Services. Prior to his retirement in 1998, Mr. Kohnen was Vice President and Investment Manager of Protection Mutual Insurance Company. Mr. Vance is Managing Director of Management Research, Inc., a management consulting firm, and a director of International Rectifier Corporation (semi-conductors), Semtech, Inc. and FCG Enterprises, Inc. (management consulting). Prior to 1990, he served as Managing Director of McKinsey and Company, a management consulting firm.

     The Fund does not pay any fees to its directors who are considered "interested persons" of the Fund or the adviser, as defined in the 1940 Act. The aggregate compensation paid by the Fund during its fiscal year ended December 31, 1998 to the members of the Board who are non-interested directors is set forth below. These directors are also reimbursed for their expenses in attending board meetings. The adviser does not provide investment advisory services to any other registered investment company, and therefore the Fund's directors receive compensation only from the Fund. The Fund does not maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Fund expenses.

                                        Aggregate
     Name of Non-Interested             Compensation
     Director of the Fund               from the Fund
     ----------------------             -------------
     Karl M. Becker                     $9,000
     Tyler R. Cain                      $9,000
     Charles G. Freund                  $9,000
     Jon P. Hedrich                     $8,000
     Robert E. Kohnen                   $8,000
     Jack O. Vance                      $8,000

     As of February 16, 1999, the directors and officers of the Fund, as a group, beneficially owned 316,026 or 3.53% of the Fund's outstanding shares, including the shares held in the Employees' Profit Sharing and Savings Trust of the adviser.

                                 CODE OF ETHICS

     The Fund and the adviser have adopted a Code of Ethics which is designed to restrict their affiliated personnel from engaging in personal investment activities in conflict with the interests of the Fund. The Code of Ethics complies in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.


                     PRINCIPAL HOLDERS OF THE FUND'S SHARES

     As of February 16, 1999, no person owned of record or was known by the Fund to own beneficially more than 5% of the Fund's outstanding shares except for Edward Pauls, who owned of record 16.73% of the Fund's outstanding shares as of such date.


                               INVESTMENT ADVISER

     Under an investment advisory agreement with the Fund, Mathers and Company, Inc., 100 Corporate North, Suite 201, Bannockburn, Illinois, furnishes continuous investment advisory services and management to the Fund. The adviser receives an annual fee of 0.75% of the first $200,000,000 of the Fund's average net asset value, plus 0.625% of such value in excess of $200,000,000 but not exceeding $500,000,000, plus 0.50% of such value in excess of $500,000,000, payable monthly and determined by valuations made as of the close of the previous month. The fees paid by the Fund to the adviser for 1998, 1997 and 1996 were $865,916, $1,123,610 and $1,451,059, respectively. Pursuant to the expense reimbursement provision contained in the investment advisory agreement and described under "Investment Advisory Agreement" below, the fees paid by the Fund to the adviser for 1998 were reduced by $41,301. Absent such expense reimbursement provision, the fees paid by the Fund to the adviser for 1998 would have been $907,217.

     Mr. Van der Eb, CFA, an officer and director of the Fund, is President and a director of the adviser, and Mr. Reynolds, CFA, is Senior Vice President and Secretary, Ms. Morrissy, CFA, is Vice President, Mr. Kenyon, CPA, is Vice President, Treasurer and Assistant Secretary, and Ms. Cook is Vice President and Assistant Treasurer of the adviser. Mr. Van der Eb owns a majority of the outstanding shares of the adviser and is the controlling person of the adviser. Gabelli Funds, Inc. ("Gabelli") owns a non-controlling interest in the adviser.

Such interest is subject to certain put and call options between Gabelli and the adviser which may be exercised at future dates.

     Mr. Van der Eb has been primarily responsible for the day-to-day management of the Fund's portfolio for more than the last ten years. Mr. Reynolds and Ms. Morrissy also play significant roles in such management.


                          INVESTMENT ADVISORY AGREEMENT

     The investment advisory agreement was approved by the shareholders of the Fund on April 20, 1988. The directors last approved the continuation of the investment advisory agreement on April 19, 1999, by the votes of directors described in the following paragraph. Under the agreement, the adviser, at its own expense and without reimbursement from the Fund, furnishes office space, office facilities, equipment, personnel (including executive officers but excluding the services of directors who are not affiliated persons of the adviser) and clerical and bookkeeping services for managing the assets of the Fund, and bears all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issuance or sale of securities. The Fund bears all other expenses of its operations (principally transfer agent, legal, auditing, custodian, taxes, shareholder communication expenses, registration and printing proxy material, shareholder reports, prospectuses sent to existing shareholders and filed with regulatory authorities, and toll-free telephone expense for use by existing shareholders), but is entitled to be reimbursed annually by the adviser for any expenses, other than taxes, in excess of 1-1/2% of the first $30,000,000 of its average net asset value plus 1% of such value in excess of $30,000,000 for each year, in each case as determined by evaluations made as of the close of each month of the year. Brokerage commissions are not treated as expenses for purposes of this limitation.

     The agreement is not assignable and may be terminated by either party, without penalty, on 60 days' notice. Otherwise, the agreement will continue in effect until April 30, 2000 (unless sooner terminated), and thereafter from year to year so long as it is approved annually (a) by vote of a majority of the directors of the Fund who are not "interested persons" of the Fund or of the adviser, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval, and (b) either by the Board of Directors or by the vote of shareholders described in the first paragraph under "Investment Practices, Restrictions and Risks -- Fundamental Policies."

     The agreement provides that the services of the adviser to the Fund are not to be deemed exclusive and that the adviser may furnish similar services to others so long as the services to the Fund are not impaired thereby. The adviser has served as investment adviser to pension and profit-sharing funds, charitable foundations, insurance company separate accounts and/or others since 1961. The adviser maintains investment allocation policies intended to afford each of its accounts fair treatment over time.


                                    BROKERAGE

     In placing purchase and sale orders of portfolio securities for the Fund, the adviser's policy is to seek the best execution of orders at the most favorable prices in light of the overall quality of brokerage and research services provided, as described in this and the following paragraphs. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the adviser's evaluation of the broker's efficiency and reliability in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Primary market makers are generally used for transactions in the over-the-counter market except in those instances where the adviser believes better execution or a more favorable price is obtainable elsewhere, such as through Instinet or other non-NASDAQ execution services. The Fund's orders for the purchase and sale of a particular security may be aggregated with contemporaneous orders for the accounts of other clients of the adviser for execution as a single transaction with a broker or a dealer.

     In allocating brokerage business for the Fund, the adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, including but not limited to general economic reports, performance measurement and portfolio analysis reports, computer-based equity valuation models, reports or analyses of particular companies or industry groups, market timing and technical information and the availability of the brokerage firm's analysts for consultation. Consistent with the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, a higher brokerage commission than might be negotiated or be available from another broker may be paid where the adviser believes the amount is reasonable in recognition of the overall quality and value of the brokerage and research services provided by the broker. While the adviser believes these services have substantial value, they are considered supplemental to the adviser's own efforts in the performance of its duties under the investment advisory agreement.

     Arrangements exist with broker-dealers whereby the adviser obtains computerized stock quotation and news services, performance and ranking services, portfolio analysis services and other research services in exchange for the direction of portfolio transactions which generate dealer concessions or brokerage (agency) commissions for such broker-dealers. From time to time, the adviser may make other similar arrangements with brokers or dealers which agree to provide research services in consideration of dealer concessions or brokerage commissions. Although the adviser has not done so in the past, the adviser may also allocate brokerage to brokers or dealers who recommend the purchase of shares of the Fund to their clients. Consistent with the adviser's fiduciary duties to the Fund, brokerage will be directed to such brokers or dealers pursuant to any such arrangement only when the adviser believes that the commissions charged are reasonable in relation to the value and overall quality of the brokerage and research services provided. During 1998, the total amount of Fund brokerage transactions and related brokerage commissions directed in consideration of research services provided to the adviser were $25,931,777 and $72,997, respectively, exclusive of dealer concessions from underwritten offerings.

     Some research services furnished by brokers and dealers through whom the adviser effects securities transactions may be used in servicing all of its accounts and not all such services may be used in connection with the accounts which paid commissions to the broker providing such services.

     During 1998, 1997 and 1996, the Fund paid total brokerage commissions of $551,077, $291,860 and $532,849, respectively, virtually all of which was paid to firms providing research as well as brokerage services. The Fund's annual portfolio turnover rate is set forth in the Prospectus under "Financial Highlights." Portfolio turnover may be high in certain years. Several factors may contribute to this, including (i) the volatility of the markets, combined with a willingness of the adviser to respond to certain market conditions believed by the adviser to warrant holding a security for a period shorter than the long-term, and (ii) the adviser's willingness to invest in fixed income securities with maturities greater than one year (which, unlike short-term debt instruments, are included in calculating portfolio turnover) under the circumstances described in the Prospectus.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

     For a general discussion of how shares of the Fund are purchased and redeemed and how the Fund values such shares for such purposes, see "Determination of Net Asset Value," "Purchase of Shares," "Automatic Investment Program," "How to Redeem Shares" and "Systematic Withdrawal Plan" in the Prospectus. Such discussions are incorporated herein by reference.

     Stock index futures contracts held by the Fund are valued at the close-of-trading settlement price established each day by the exchange on which they are traded, and options on stock index futures and options on cash stock indices are valued at their daily end-of-trading closing prices on the exchanges on which they are traded.

     The Fund does not consider the U.S. Postal Service or express mail delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the post office box of DST Systems, Inc., the Fund's transfer agent, of purchase applications (or redemption requests) does not constitute receipt by DST or the Fund.

     The Fund, at its discretion, may permit an investor to purchase shares of the Fund at net asset value in exchange for securities held by the investor, provided that the Fund's acquisition of such securities is consistent with its investment policies. For purposes of determining the number of Fund shares to be received in exchange for any accepted securities, the Fund will value such securities in the same manner as is used by the Fund to value its own assets. For more information on this method of purchase, please contact the Fund at 100 Corporate North, Suite 201, Bannockburn, Illinois 60015, (800) 962-FUND.

     Broker-dealers which effect purchases or sales of shares of the Fund on behalf of their customers may impose a transaction charge on such customers for performing such services. No such transaction charge is imposed if shares are purchased directly from the Fund, without the employment of the services of a broker-dealer.


                               RETIREMENT PROGRAMS

     The Fund makes available a Retirement Plan for Self-Employed Individuals ("Keogh Plan") with both money purchase pension plan and profit sharing plan options, Simplified Employee Pension plans ("SEPs") and both traditional and Roth Individual Retirement Accounts ("IRAs"). Contributions to each are invested, and dividends and distributions are automatically reinvested, in shares of the Fund. Generally, the maximum contribution allowable each year to an IRA is the lesser of $2,000 and 100% of compensation includible in gross income for the year. For a married couple, each spouse may contribute up to $2,000 to his or her IRA for a year if the combined compensation of both spouses for the year (as shown on their joint income tax return) is at least $4,000. The maximum annual contribution which can be made for an employee or self-employed individual to a Keogh Plan is the lesser of (i) $30,000 and (ii) 25% of an employee's compensation or a self-employed individual's earned income (net earnings reduced by Keogh Plan contributions) for the year. However, the maximum deduction allowable each year for contributions to the profit sharing plan option of a Keogh Plan is, generally, 15% of an employee's compensation or a self-employed individual's earned income (net earnings reduced by Keogh Plan contributions) for the year. Under a SEP, an employer, or self-employed individual, is permitted to contribute a discretionary amount each year up to the lesser of $30,000 or 15% of an employee's compensation for the year, or a self-employed individual's earned income (net earnings reduced by SEP contributions) for the year, into an individual IRA for each employee or self-employed individual. The annual compensation of each employee and the earned income of each self-employed individual which can be taken into account under the Keogh Plan and a SEP cannot exceed $160,000 for 1998 as increased by the cost-of-living adjustments for the calendar years after 1998 as determined by the Internal Revenue Service. A self-employed individual may contribute to either a Keogh Plan or a SEP and, in either case, may also contribute to an IRA. The custodial agreements for the Keogh Plan and IRAs provide that Investors Fiduciary Trust Company, Kansas City, Missouri, will provide the custodial service unless a different custodian is specified.

     Investors Fiduciary Trust Company receives as compensation from the participant under the Keogh Plan an annual maintenance fee of $12.00 per participant. Special services not contemplated in the annual maintenance fee will be rendered by Investors Fiduciary Trust Company for such additional charges as will reasonably compensate it for the services provided. Fees may be changed with at least 45 days' prior written notice. The annual maintenance fee payable to Investors Fiduciary Trust Company with respect to an IRA, including each individual IRA established under a SEP, is presently $12.00 per IRA and may be changed at any time. Fees under any of these types of accounts remaining unpaid may be charged against the accounts. If a custodian other than Investors Fiduciary Trust Company is specified, fees will be determined by such custodian.

     The Keogh Plan has been approved by the Internal Revenue Service for use by self-employed persons as a plan qualified under Section 401(a) of the Internal Revenue Code. The Internal Revenue Service has also approved the money purchase pension plan and profit sharing plan options of the Keogh Plan as paired plans with the result that self-employed persons may adopt either or both of such plans. Copies of the Keogh Plan may be obtained from the Fund at the address indicated below. The IRA Custodial Agreements have not been submitted to the IRS for approval because for the traditional IRA it incorporates IRS Form 5305-A and for the Roth IRA it incorporates IRS Form 5305-RA, which makes such submission unnecessary. The Fund makes available IRS Form 5305-SEP for employers or self-employed persons who want to establish a SEP.

     The employer or individual, as the case may be, should consult his or her tax adviser or attorney as to the applicability of the Keogh Plan, SEP or a traditional or Roth IRA to his or her particular circumstances. Additionally, since these retirement programs involve commitments covering future years, the investment objectives of the Fund, as described in the Prospectus and in this Statement of Additional Information, should be carefully considered.

     For further details, including the right to appoint a successor custodian, see the Keogh Plan, Custodial Agreement and Application Form and the regular and Roth IRA Application Form, Custodial Agreement and Disclosure Statement which are available from the Fund, 100 Corporate North, Suite 201, Bannockburn, Illinois 60015, (800) 962-FUND.

     For a discussion of income tax withholding on certain distributions from qualified retirement plans or tax-sheltered annuity plans, see "Tax Status" below.


                                   TAX STATUS

     The Fund has qualified, and intends to remain qualified, as a "regulated investment company" under Subchapter M of the Code. In order to remain qualified, the fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock or securities and certain other income

(including, but not limited to, gains from options and futures contracts) derived with respect to its business of investing in stocks and securities, and
(ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the value of its assets is represented by cash, cash items, U.S. Government securities, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than the U.S. Government).

     As a regulated investment company, the fund is generally not subject to federal income tax on its income and gains distributed to shareholders, provided the fund distributes to its shareholders at least 90% of its net investment income (i.e., net income and gains exclusive of net capital gains) each year. In the event the fund does not qualify in any year as a regulated investment company, its income would be taxed to the fund whether or not distributed, and distributions to you would generally be taxable to you as ordinary dividend income.

           A non-deductible 4% excise tax will be imposed on the fund to the extent the fund does not distribute during each calendar year (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income for such calendar year, and (iii) certain other amounts not distributed in previous years. The fund intends to distribute its income and gains in a manner so as to avoid the imposition of such 4% excise tax.

           In connection with short sales by the fund, the fund will be subject to certain rules which may affect the character and timing of gain or loss recognized by the fund for federal income tax purposes. Under these rules a short sale remains open until the fund (as the short seller), delivers the security to the broker (as the lender), and closes the transaction. Any gain or loss realized by the fund from closing a short sale will be short-term capital gain or loss if the fund acquires substantially identical securities after the time the short sale is entered into but prior to closing such short sale. The fund expects to close out all of its short sales with such after-acquired securities. Special rules may affect the character of any gains or losses, in certain circumstances, if the fund were to hold substantially identical securities at the time that it enters into a short sale. However, the fund does not intend to enter into short sales with respect to securities that it holds at the time of entering a short sale.

     Under the "mark-to-market" rules of the Code, most stock index options, stock index futures contracts and options on such contracts will be treated for federal income tax purposes as having been sold for their fair market value on the last business day of the fund's taxable year. Any gain or loss resulting from such deemed sales, and from actual sales of such options and futures contracts, will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The mark-to-market rules of the Code may cause the fund to have taxable gains which, due to subsequent declines in value, are never actually realized.

     If the fund engages in certain hedged transactions, the Code may treat the transaction as a deemed sale of the appreciated property which may accelerate the gain on the hedged transaction.

     In general, distributions of net capital gain (i.e., the fund's net long-term capital gains in excess of its net short-term capital losses and available capital loss carryover), when designated as such by the fund, are treated as gain recognized by you from the sale or exchange of a capital asset held for more than one year, regardless of how long you have held your fund shares. In general, among other circumstances, the fund will generate capital gain or loss upon liquidating an investment in order to change the composition of its investment portfolio.

     If the net asset value of shares is reduced below your cost by a distribution, such distribution would be taxable to you as described in the Prospectus even though it might be viewed in economic terms as a return of your capital. For federal income tax purposes, your original cost continues as your tax basis and on redemption your gain or loss is the difference between such basis and the redemption price.

     For purposes of determining your taxable income each year, dividends declared by the fund in October, November or December of a year, payable to you as of a record date in any such month, and paid during the following January, will be treated for federal income tax purposes as paid by the fund and received by shareholders as of December 31 of the calendar year declared.

     Income tax withholding at a rate of 20% is applicable to any distribution from a qualified retirement plan, such as the Keogh Plan, or a tax-sheltered annuity plan where the distribution is eligible for tax-free rollover treatment but is not transferred directly to a specified retirement vehicle such as another qualified plan or an IRA. Also, all qualified plans must provide participants and certain other distributees with an election to have an eligible rollover distribution transferred directly to certain specified retirement vehicles. If a shareholder receives a distribution which is subject to the 20% withholding requirement and wishes to roll the distribution into another vehicle such as an IRA within 60 days, the shareholder will have to contribute to the IRA the amount of the distribution (after withholding) plus an amount equal to the amount withheld. The amount withheld can be applied to reduce the shareholder's federal income tax liability and may be refunded to the shareholder upon filing a federal income tax return if it exceeds such tax liability. If the amount withheld is not rolled over into the IRA, it will be subject to income taxes and, if the shareholder has not attained age 59 1/2, an additional 10% penalty tax may apply.

     The rules broadly define distributions which qualify for rollover treatment. Shareholders who expect to receive distributions which may qualify for rollover treatment and therefore may be subject to 20% withholding should consult their tax advisers for a complete discussion on the impact of these rules on such distributions.

     The foregoing is only a general summary of the certain provisions of the Internal Revenue Code and current Treasury regulations applicable to the fund and its shareholders. The Internal Revenue Code and such regulations are subject to change by legislative or administrative action.

     The tax consequences to a foreign shareholder of the fund may be different from those described herein. Foreign shareholders are advised to consult their tax advisers with respect to the particular tax consequences to them of an investment in the fund.

     Distributions to you may also be subject to state and local taxes. Investors are urged to consult their tax advisers regarding the application of federal, state and local tax laws.


                              DESCRIPTION OF SHARES

     The Fund has an authorized capital of 100 million shares consisting of only one class of stock -- Common Stock, $1.00 par value. Shareholders are entitled to one vote per share, to such distributions as may be declared by the Fund's Board of Directors out of funds legally available therefor, and upon liquidation to participate ratably in the assets available for distribution. There are no conversion or sinking-fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are transferable. All shares issued and sold by the Fund will be fully paid and non-assessable.

     As a general matter, the Fund is not required to hold annual meetings of shareholders. Under the Fund's By-Laws, an annual meeting of shareholders is not required to be held in any year in which the Fund is not required under the 1940 Act to submit for shareholder approval (i) the election of directors, (ii) any investment advisory agreement, (iii) the selection of the Fund's independent public accountants or (iv) any distribution agreement. Each director serves until the next meeting of shareholders called for the purpose of electing directors and until the election and qualification of his successor. Under certain circumstances, shareholders have the right to call for a meeting of shareholders to consider the removal of one or more directors. The Fund will assist in shareholder communication in such matters.


                                 TRANSFER AGENT

     DST Systems, Inc., P.O. Box 419103, Kansas City, Missouri 64141 (210 West 10th Street, Kansas City, Missouri 64105 by overnight mail), serves as the Fund's transfer agent and dividend-paying agent.


                      CUSTODIAN AND INDEPENDENT ACCOUNTANTS

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101, acts as custodian of the Fund. As such, the Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. The Bank does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

     Arthur Andersen LLP, 33 West Monroe Street, Chicago, Illinois 60603, certified public accountants, serves as the auditors of the Fund. The auditors are responsible for auditing the financial statements of the Fund. The independent accountants are selected by the vote of a majority of directors of the Fund who are not interested persons of the Fund or the adviser. Such selection is subject to ratification by the Fund's shareholders in such years as the Fund is required to hold a meeting of shareholders. See "Description of Shares."


                             PERFORMANCE INFORMATION

     From time to time, the Fund may report its historical performance for various periods on a total return basis in reports or other communications to shareholders or in advertising material. Total return combines principal changes and dividends for the periods shown. Principal changes are the difference between the beginning and ending net asset values for a given period and assume reinvestment of dividends. Dividends include income dividends and capital gains distributions paid during the period. Percentage changes are determined by subtracting the beginning net asset value from ending net asset value (computed on a total return basis) and dividing the remainder by the beginning net asset value.

     The Fund's performance will vary from time to time and your shares, when redeemed, may be worth more or less than their original cost. You should not consider past results to be representative of future performance. Factors affecting the Fund's performance include, among other things, general market conditions, the composition of the Fund's portfolio, and operating expenses. No adjustment is made in reporting performance for taxes payable by shareholders on reinvested income dividends and capital gains distributions.

     Comparative performance information or rankings may be used from time to time in reports or other communications to shareholders or in advertising material.

     The compound annual rates of return of the Fund for the one, five and ten year periods ended December 31, 1998, and since inception (August 19, 1965) through December 31, 1998, were -5.21%, -0.35%, 3.28% and 11.53%, respectively, computed in accordance with the rules for standardized computation of performance as established by the SEC. Such rules for standardized computation of performance provide for determining compound annual rates of return by taking the total return of the Fund over the period in question calculated as described in the third preceding paragraph and "annualizing" such total return -- i.e., computing the annual rate of return which, if earned in each year of such period, would produce the total return actually earned over such period.

     Inasmuch as the Fund has no sales load on purchases or reinvested dividends, no deferred sales load or redemption fee and no 12b-1 fees, no adjustments are made for such items in calculating performance.


                              FINANCIAL STATEMENTS

     The Fund's audited balance sheet and schedule of investments as of December 31, 1998, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period ended December 31, 1998, and the auditors' report of Arthur Andersen LLP dated January 15, 1999 relating to such financial statements, are incorporated herein by reference to the Fund's 1998 Annual Report to Shareholders. No other portion of such Annual Report is incorporated by reference herein or is a part of the registration statement of which this Statement of Additional Information is a part. A copy of the Annual Report to Shareholders referred to above is provided with this Statement of Additional Information to each person who is not a shareholder of the Fund and has not otherwise received a copy of such Report. Shareholders of the Fund may obtain a copy of the Report without charge by writing or telephoning the Fund at the address and telephone number set forth on the cover page of this Statement of Additional Information.

                             ADDITIONAL INFORMATION

     The Fund's Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed electronically with the SEC under the Securities Act of 1933, and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby.

                                     PART C
                                OTHER INFORMATION


Item 24.      Exhibits
              --------

     (a)(1)   Articles of Incorporation***
     (a)(2)   Articles of Amendment, filed July 21, 1967***
     (a)(3)   1.3 Articles of Amendment, filed July, 1968***
     (a)(4)   Articles of Amendment, filed December 26, 1968***
     (a)(5)   Articles of Amendment, filed July 22, 1969***
     (a)(6)   Change of Principal Office and Change of Address of
              Resident Agent***
     (a)(7)   Notice of Change of Resident Agent's Address and Principal
              Office***
     (a)(8)   Articles Supplementary***
     (a)(9)   Articles Supplementary***
     (b)(1)   Amended and Restated By-Laws of the Registrant***
     (b)(2)   Amendment to Amended and Restated By-Laws, adopted November 2,
              1992***
     (b)(3)   Amendment to Amended and Restated By-Laws, adopted April 27,
              1993***
     (b)(4)   Amendment to Amended and Restated By-Laws, adopted April 14,
              1997****
     (b)(5) Amendment to Amended and Restated By-Laws, adopted February 27, 1998****
     (b)(6)   Amendments to Amended and Restated By-Laws, adopted February 9,
              1998
     (b)(7)   Amendments to Amended and Restated By-Laws, adopted July 13,
              1998
     (b)(8)   Amendment to Amended and Restated By-Laws, adopted February 8,
              1999
     (c)      Not Applicable
     (d) Investment Advisory Agreement between the Registrant and Mathers and Company, Inc.***
     (e)      Not Applicable
     (f)      Not Applicable
     (g) Custodian Agreement between the Registrant and State Street Bank and Trust Company and the Schedule of Remuneration***
     (h)      Service Agreement between the Registrant and DST, Inc.***
     (i) Opinion and Consent of Leibman, Williams, Bennett, Baird and Minow*
     (j)      Consent of Independent Accountants
     (k)      Not Applicable
     (l)      Not Applicable
     (m)      Not Applicable

     (n)      Financial Data Schedule
     (o)      Not Applicable

-------------

*         Previously filed

** Previously filed in Post-Effective Amendment No. 53 on April 29, 1994 and hereby incorporated by reference.

*** Previously filed in Post-Effective Amendment No. 55 on April 30, 1996 and hereby incorporated by reference.

**** Previously filed in Post-Effective Amendment No. 57 on March 2, 1998 and hereby incorporated by reference.


Item 24.  Persons Controlled by or under
          Common Control with Registrant
          ------------------------------
          None.


Item 25.  Indemnification
          ---------------

          As authorized by Section 2-418 of the General Corporation Law of the State of Maryland, directors and officers of the Registrant are indemnified against liability under certain circumstances. Reference is made to Section 7 of Article VII of the Registrant's By-Laws.

          The Registrant has obtained an investment trust errors and omissions policy, effective May 15, 1998, which (subject to certain limits and deductibles) insures the Registrant and its officers and directors against loss arising from certain claims if made against them for actions taken as such.


Item 26.  Business and Other Connections
          of Investment Adviser
          ------------------------------

              Mathers and Company, Inc., Registrant's investment adviser, provides investment advisory services to pension and profit-sharing funds, charitable foundations, insurance company separate accounts and others, as well as to Registrant.

Item 27.  Principal Underwriters
          ----------------------

          Inapplicable.


Item 28.  Location of Accounts and Records
          --------------------------------

          Such records are located at:

          1.       Mathers Fund, Inc.
                   100 Corporate North
                   Suite 201
                   Bannockburn, IL  60015

          2.       State Street Bank and Trust Company
                   225 Franklin Street
                   Boston, MA  02101

          3.       DST Systems, Inc.
                   210 West 10th Street, 8th Floor
                   Kansas City, MO 64105

          4.       Sidley & Austin
                   One First National Plaza
                   Chicago, IL  60603


Item 29.  Management Services
          -------------------

          Inapplicable.


Item 30.  Undertakings
          ------------

              Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Bannockburn, Illinois, on the 26th day of February, 1999.

                                        MATHERS FUND, INC.

                                        By /s/ Henry G. Van der Eb, Jr.
                                           -----------------------------------
                                               Henry G. Van der Eb, Jr.
                                                      Chairman

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below on February 26, 1999 by the following persons in the capacities indicated:

Signature                           Capacity
---------                           --------

/s/ Henry G. Van der Eb, Jr.        Chairman and Director,
-------------------------------     principal executive officer
Henry G. Van der Eb, Jr.

/s/ Lawrence A. Kenyon              Senior Vice President and
-------------------------------     Chief Financial Officer
Lawrence A. Kenyon

 *                                  Director
-------------------------------
Tyler R. Cain

 *                                  Director
-------------------------------
Charles G. Freund

 *                                  Director
-------------------------------
Jon P. Hedrich

 *                                  Director
-------------------------------
Robert E. Kohnen

 *                                  Director
-------------------------------
Anne E. Morrissy

 *                                  Director
-------------------------------
Robert J. Reynolds

 *                                  Director
--------------------------------
Jack O. Vance

*By /s/ Henry G. Van der Eb, Jr.
    ----------------------------
    Henry G. Van der Eb, Jr.
    Attorney-in-Fact

                                INDEX TO EXHIBITS

                                                                   EDGAR
Exhibit                                                            Exhibit
Number        Description of Document                              Number
------        -----------------------                              ------

(b)(6)        Amendments to Amended and Restated
              By-Laws, adopted February 9, 1998

(b)(7)        Amendments to Amended and Restated
              By-Laws, adopted July 13, 1998

(b)(8)        Amendment to Amended and Restated
              By-Laws, adopted February 8, 1999

(j)           Consent of Independent Accountants

(n)           Financial Data Schedule